EXHIBIT B

Barclays Capital

5 The North Colonnade

Canary Wharf

London E14 4BB

Tel +44 (0)20 7623 2323

TO:

LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2 (the “Counterparty” or “Party B”)

ATTENTION:

Global Securities and Trust Services – C-BASS 2007-CB2

FROM:

BARCLAYS BANK PLC (LONDON HEAD OFFICE) (“Barclays” or “Party A”)

SUBJECT:

Fixed Income Derivatives Confirmation

DATE:

February 28, 2007

The purpose of this long-form confirmation (“Confirmation”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Transaction”) between (“Party A”) and LaSalle Bank National Association, not individually, but solely as supplemental interest trust trustee (the “Supplemental Interest Trust Trustee”) on behalf of the Supplemental Interest Trust with respect to the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2 (the “Supplemental Interest Trust”) (“Party B”) created under the Pooling and Servicing Agreement, dated as of February 1, 2007 among  Securitized Asset Backed Receivables LLC, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer and LaSalle Bank National Association, as trustee (the “Pooling and Servicing Agreement”).  This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof.  This Confirmation constitutes a “Confirmation” and also constitutes a “Schedule” as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1.

This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the “ISDA Master Agreement”), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the “Credit Support Annex”).  For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement.  In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement.

Each reference herein to a “Section” (unless specifically referencing the Pooling and Servicing Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a “Part” will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a “Paragraph” will be construed as a reference to a Paragraph of the Credit Support Annex.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Interest Rate Swap

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period on Schedule I attached hereto.

Trade Date:

February 26, 2007

Effective Date:

February 28, 2007

Termination Date:

May 25, 2011, subject to adjustment in accordance with the Following Business Day Convention; provided, however, that for the purpose of determining the final Fixed Rate Payer Period End Date, Termination Date shall be subject to No Adjustment.

Fixed Amounts:

Fixed Rate Payer:

Party B

Fixed Rate Payer

Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on the Termination Date, with No Adjustment.

Fixed Rate:

5.122%

Fixed Rate Day

Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

Party A

Floating Rate Payer

Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month.

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

New York

Business Day Convention:

Following

Calculation Agent:

Party A

Upfront Payment:

USD560,000 to be paid by Party A to Credit-Based Asset Servicing and Securitization LLC on February 28, 2007

3.

Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1.

Termination Provisions.

For the purposes of this Agreement:-

(a)

“Specified Entity” will not apply to Party A or Party B for any purpose.

(b)

“Specified Transaction” will have the meaning specified in Section 14.

(c)

Events of Default.

The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)

The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii)

The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B; provided, however, that notwithstanding anything to the contrary in Section 5(a)(ii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(ii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(iii)

The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(iv)

The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)

The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(vi)

The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B.  For purposes of Section 5(a)(vi), solely with respect to Party A:

“Specified Indebtedness” will have the meaning specified in Section 14,except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A’s banking business.

“Threshold Amount” means with respect to Party A an amount equal to three percent (3%) of the Shareholders’ Equity of Party A or, if applicable, the Eligible Guarantor.

“Shareholders’ Equity” means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

(vii)

The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, Section 5(a)(vii)(4) is hereby amended by adding after the words “against it” the words “(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)”, and Section 5(a)(vii)(8) is hereby amended by deleting the words “to (7) inclusive” and inserting lieu thereof “, (3), (4) as amended, (5), (6) as amended, or (7)”.

(viii)

The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will  apply to Party B.

(d)

Termination Events.

The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to “Illegality” the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

(i)

The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii)

The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)”, and the “Tax Event” provisions of Section 5(b)(ii) will apply to Party B.

(iii)

The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)

The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)

 Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

(A)

The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

(B)

The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

(a)

If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the “Latest Settlement Amount Determination Day”), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b)

If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

(c)

If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(C)

Party A may obtain Market Quotations, and if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(D)

If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I).”

(E)

At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

(ii)

The Second Method will apply.

(g)

“Termination Currency” means USD.

(h)

Additional Termination Events.  Additional Termination Events will apply as provided in Part 5(c).

Part 2.

Tax Matters.

(a)

Tax Representations.

(i)

Payer Representations.  For the purpose of Section 3(e) of this Agreement:

(A)

Party A makes the following representation(s):

None.

(B)

Party B makes the following representation(s):

None.

(ii)

Payee Representations.  For the purpose of Section 3(f) of this Agreement:

(A)

Party A makes the following representation(s):

None.

(B)

Party B makes the following representation(s):

None.

(b)

Tax Provisions.

(i)

Indemnifiable Tax.  Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes unless (i) such Taxes are assessed directly against Party B and not by deduction or withholding by Party A or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14).  In relation to payments by Party B, no Tax shall be an Indemnifiable Tax, and Section 2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(ii)

Section 6(b)(ii) of this Agreement is amended to read in its entirety:

“(ii)

Transfer or Restructuring to Avoid Termination Event.  If either an Illegality under Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), within 20 days after it gives notice under Section 6(b)(i), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to (A) effect a Permitted Transfer of all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist or (B) restructure the Affected Transaction(s) as one or more economically equivalent transactions so that such Termination Event ceases to exist.

If the Affected Party is not able to cause such a transfer or restructuring it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer or cause such a restructuring within 30 days after the notice is given under Section 6(b)(i).

Any transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.  No restructuring under this Section 6(b)(ii) will be permitted unless (x) Party A has delivered to Party B an Opinion of Counsel rendered by nationally recognized tax counsel experienced in such matters to the effect that such restructuring will not have an adverse tax effect on Party B or the holder of any Certificate or Note and an Opinion of Counsel rendered by nationally recognized counsel to the effect that such restructuring will not have an adverse effect (other than an adverse tax effect) on Party B or the holder of any Certificate or Note, (y) the Rating Agency Condition is satisfied with respect to such restructuring and all Swap Rating Agencies and (z) Party B has provided its prior written consent, which consent may be withheld by Party B in its sole and absolute discretion.”

Part 3.

Agreement to Deliver Documents.

 (a)

For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Party A

A properly completed and executed United States Internal Revenue Service Form W-[9] [8BEN] [8ECI] [8IMY including applicable attachments] (or any successor thereto) with respect to any payments received or to be received by Party A that eliminates U.S. federal withholding and backup withholding Tax on payments to Party A under this Agreement.

(i) upon execution of this Agreement, (ii) on or before the first payment date under this Agreement, including any Credit Support Document, (iii) promptly upon the reasonable demand by Party B, (iv) prior to the expiration or obsolescence of any previously delivered form, and (v) promptly upon the information on any such previously delivered form becoming inaccurate or incorrect.

Party B

(i) Upon execution of this Agreement, an original properly completed and executed United States Internal Revenue Service Form W-9 including applicable attachments] (or any successor thereto) with respect to any payments received or to be received by the initial beneficial owner of payments to Party B under this Agreement, and (ii) thereafter,  the appropriate tax certification form (i.e., IRS Form W-9 or IRS Form W-8BEN, W-8IMY, W-8EXP or W-8ECI, as applicable (or any successor form thereto)) with respect to any payments received or to be received by the beneficial owner of payments to Party B under this Agreement from time to time.

(i) upon execution of this Agreement, (ii) on or before the first payment date under this Agreement, including any Credit Support Document, (iii) in the case of a tax certification form other than a Form W-9, before December 31 of each third succeeding calendar year, (iv) promptly upon the reasonable demand by Party A, (v) prior to the expiration or obsolescence of any previously delivered form, and (vi) promptly upon the information on any such previously delivered form becoming inaccurate or incorrect.

(b)

For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B

Any documents reasonably required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver the Agreement, this Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under the Agreement, this Confirmation and any Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement	Yes
Party A and Party B

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing the Agreement, this Confirmation, and any relevant Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement	Yes
Party A

Annual Report of Party A containing consolidated financial statements certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the country in which Party A is organized

		Promptly upon request after becoming publicly available	Yes
Party A	Opinions of counsel to Party A substantially in the form of Exhibit A to this Confirmation	Upon the execution and delivery of this Agreement	No
Party B	An opinion of counsel to Party B reasonably satisfactory to Party A	Upon the execution and delivery of this Agreement	No
Party B	An executed copy of the Pooling and Servicing Agreement	Promptly following finalization thereof	No

Part 4.  Miscellaneous.

(a)

Address for Notices:  For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Address:

5 The North Colonnade
Canary Wharf
London  E14 4BB

Facsimile:

44 (20) 777 36461

Phone:

44 (20) 777 36810

(For all purposes)

Address for notices or communications to Party B:

Address:

135 South LaSalle Street; Suite 1511

Chicago, Illinois 60603

Attention:

Global Securities and Trust Services – C-BASS 2007-CB2

Facsimile:

312-904-1368

Phone:

312-904-9387

(For all purposes)

(b)

Process Agent.  For the purpose of Section 13(c):

Party A appoints as its Process Agent:  Not applicable.

Party B appoints as its Process Agent:  Not applicable.

(c)

Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)

Credit Support Document.

Party A:

The Credit Support Annex, and any guarantee in support of Party A’s obligations under this Agreement.

Party B:

The Credit Support Annex, solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.

(g)

Credit Support Provider.

Party A:

The guarantor under any guarantee in support of Party A’s obligations under this Agreement.

Party B:

None.

(h)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Netting of Payments.  The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)

Affiliate.  “Affiliate” shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5.

Others Provisions.

(a)

Definitions.  Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the “Definitions”), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof.  The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement, and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)

Amendments to ISDA Master Agreement.

(i)

Single Agreement.  Section 1(c) is hereby amended by the adding the words “including, for the avoidance of doubt, the Credit Support Annex”  after the words “Master Agreement”.

(ii)

Conditions Precedent.

Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the “Specific Event”); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

(iii)

Change of Account.  Section 2(b) is hereby amended by the addition of the following after the word “delivery” in the first line thereof:

“to another account in the same legal and tax jurisdiction as the original account”.

(iv)

Representations.  Section 3 is hereby amended by adding at the end thereof the following subsection (g):

“(g)

Relationship Between Parties.

(1)

Non-Reliance.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(2)

Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.

(3)

Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)

Status of Parties.  The other party is not acting as fiduciary for or advisor to it in respect of the Transaction.

(5)

Eligible Contract Participant.  It is an “eligible contract participant” as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended.”

(v)

Reserved.

(vi)

Jurisdiction.  Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting “; and” from the end of subparagraph (i) and inserting “.” in lieu thereof, and (iii) deleting the final paragraph thereof.

(vii)

Local Business Day.  The definition of Local Business Day in Section 14 is hereby amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(c)

Additional Termination Events.  The following Additional Termination Events will apply:

(i)

First Rating Trigger Collateral.  If (A) it is not the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii)

Second Rating Trigger Replacement.  If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A’s rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(iii)

Amendment of Pooling and Servicing Agreement.  If, without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld), an amendment is made to the Pooling and Servicing Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A (excluding, for the avoidance of doubt, any amendment to the Pooling and Servicing Agreement that is entered into solely for the purpose of appointing a successor servicer, master servicer, securities administrator, trustee or other service provider) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

(iv)

Optional Termination of Securitization.  An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming unrescindable in accordance with Article IX of the Pooling and Servicing Agreement (such notice, the “Optional Termination Notice”).  With respect to such Additional Termination Event:  (A) Party B shall be the sole Affected Party; (B) notwithstanding anything to the contrary in Section 6(b)(iv) or Section 6(c)(i), the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all Affected Transactions; (C) Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (D) notwithstanding anything to the contrary in Section 6(d)(i), (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Trustee requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Trustee in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Trustee provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) of the ISDA Master Agreement (as amended herein) and provide to the Trustee in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due from Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination Payment; and (E) notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified  in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified  in the Optional Termination Notice.

The Securities Administrator shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Securities Administrator’s rights specified herein.

(d)

Required Ratings Downgrade Event.  In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold, then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, use commercially reasonable efforts to procure either (A) a Permitted Transfer or (B) an Eligible Guarantee.

(e)

Item 1115 Agreement.  Party A and Party B hereby agree that the terms of the Item 1115 Agreement, dated as of February 28, 2007, (the “Item 1115 Agreement”), among Credit-Based Asset Servicing and Securitization LLC (“Sponsor”), Securitized Asset Backed Receivables LLC (“Depositor”) and Barclays Bank PLC (the “Derivative Provider”) shall be incorporated by reference into this Agreement and Party B shall be an express third party beneficiary of the Item 1115 Agreement. A copy of the Item 1115 Agreement is annexed hereto at Annex B.

(f)

Transfers.

(i)

Section 7 is hereby amended to read in its entirety as follows:

“Except with respect to any Permitted Transfer pursuant to Section 6(b)(ii), Part 5(d), the Item 1115 Agreement, or the succeeding sentence, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction unless (a) the prior written consent of the other party is obtained (such consent not to be unreasonably withheld), and (b) the Rating Agency Condition has been satisfied with respect to S&P, Fitch and DBRS, except that:

(a)

a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)

a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

At any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer.”

(ii)

If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g)

Non-Recourse.  Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Supplemental Interest Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Supplemental Interest Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive.  The Supplemental Interest Trust Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Supplemental Interest Trust from the Trust created pursuant to the Pooling and Servicing Agreement. This provision will survive the termination of this Agreement.

(h)

Timing of Payments by Party B upon Early Termination.  Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the “Unfunded Amount”) of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.  For the avoidance of doubt, interest on any payment due in respect of an Early Termination Date under Section 6(e) will in all events accrue interest from (and including) such Early Termination Date to (but excluding) the date on which the relevant payment is made.

(i)

Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(j)

No Set-off.  Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  Section 6(e) shall be amended by deleting the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”.

(k)

Amendment.  Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P, Fitch and DBRS.

(l)

Notice of Certain Events or Circumstances.  Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)

Proceedings.  No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Supplemental Interest Trust, or the trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes; provided, however, that nothing will preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.  This provision will survive the termination of this Agreement.

(n)

Supplemental Interest Trust Trustee Liability Limitations.  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by LaSalle Bank National Association (“LaSalle”) not in its individual capacity, but solely as Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) X has been directed pursuant to the Pooling and Servicing Agreement] to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Supplemental Interest Trust is made and intended not as personal representations of the Supplemental Interest Trust Trustee but is made and intended for the purpose of binding only the Supplemental Interest Trust; and (d) under no circumstances shall LaSalle in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(o)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p)

Agent for Party B.  Party A acknowledges that Party B has appointed the Supplemental Interest Trust Trustee as its agent under the Pooling and Servicing Agreement to carry out certain functions on behalf of Party B, and that the Supplemental Interest Trust Trustee shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)

Escrow Payments.  If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either Party may at its option and in its sole discretion notify the other Party that payments on that date are to be made in escrow.  In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

 (r)

Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s)

Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)

Form of ISDA Master Agreement.  Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency – Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u)

Payment Instructions.  Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Confirmation, below.

(v)

Additional representations.

Party A represents to Party B on the date on which Party A enters into each Transaction this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person.  Party B represents to Party A on the date on which Party B enters into each Transaction this Agreement that it is entering into the Agreement and the Transaction in its capacity as Supplemental Interest Trustee.

(w)

Acknowledgements.

(i)

Substantial financial transactions.  Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(ii)

Bankruptcy Code.  Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute “forward contracts” or “swap agreements” as defined in Section 101 of the Bankruptcy Code or “commodity contracts” as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

 (x)

Additional Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Approved Ratings Threshold” means each of the S&P Approved Ratings Threshold, the Moody’s First Trigger Ratings Threshold, the Fitch Approved Ratings Threshold and the DBRS Approved Ratings Threshold.

“Approved Replacement” means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (d) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

“DBRS” means Dominion Bond Rating Service, or any successor thereto.

“DBRS Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from DBRS of “AA(low)” and a short-term unsecured and unsubordinated debt rating from DBRS of “R-1(middle)”.

“DBRS Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from DBRS of “BBB”.

“Derivative Provider Trigger Event” means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A (or an Eligible Replacement) to Party B under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P, Fitch and DBRS, and either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

“Eligible Guarantor” means an entity that (A) has credit ratings from S&P, Fitch and DBRS at least equal to the S&P/Fitch/DBRS Approved Ratings Threshold and (B) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Moody’s First Trigger Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue with respect to Moody’s.

“Eligible Replacement” means an entity (A) (i) (a) that has credit ratings from S&P, Fitch and DBRS at least equal to the S&P, Fitch and DBRS Approved Ratings Threshold, and (b) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Replacement with credit ratings below the Moody’s First Trigger Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue with respect to Moody’s, or (ii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee and (B) that has executed an Item 1115 Agreement with Depositor.

“Estimated Swap Termination Payment” means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

“Firm Offer” means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor  upon acceptance by the offeree.

“Fitch” means Fitch Ratings Ltd., or any successor thereto.

“Fitch Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of “A” and a short-term unsecured and unsubordinated debt rating from Fitch of “F1”.

“Fitch Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of “BBB-”.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Ratings Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Ratings Threshold.

“Moody’s First Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.

“Moody’s Second Trigger Ratings Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.

“Permitted Transfer” means a transfer by novation by Party A pursuant to Section 6(b)(ii), Part 5(d), the Item 1115 Agreement, or the second sentence of Section 7 (as amended herein) to a transferee (the “Transferee”) of all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (a) the Transferee is an Eligible Replacement; (b) Party A and the Transferee are both “dealers in notional principal contracts” within the meaning of Treasury regulations section 1.1001-4; (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (d) an Event of Default or Termination Event would not occur as a result of such transfer; (e) pursuant to a written instrument (the “Transfer Agreement”), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (f) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A’s rights and obligations under the Agreement and all relevant Transactions; (g) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (h) either (A) Moody’s has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P, Fitch and DBRS or (B) each Swap Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv) or Part 5(v), notice information and account details; and such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

“Relevant Entity” means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

“Replacement Transaction” means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transaction, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

“Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

“Required Ratings Threshold” means each of the S&P Required Ratings Threshold, the Moody’s Second Trigger Ratings Threshold, the Fitch Required Ratings Threshold and the DBRS Required Ratings Threshold.

“S&P” means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of “A-1”, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of “A+”.

“S&P Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of “BBB+”.

“Swap Rating Agencies” means, with respect to any date of determination, each of S&P, Moody’s, Fitch and DBRS, to the extent that each such rating agency is then providing a rating for any of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2 (the “Certificates”) or any notes backed by the Certificates (the “Notes”).

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4.

Account Details and Settlement Information:

Payments to Party A:

Correspondent: BARCLAYS BANK PLC NEW YORK

FEED: 026002574

Beneficiary:  BARCLAYS SWAPS

Beneficiary Account: 050-01922-8

Payments to Party B:

C-BASS Mortgage Loan Trust 2007-CB2

Account No.: ABA:  071000505

A/C No.: 724527.2

Ref:  C-BASS 2007-CB2 - A Streepey- 9387

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

The time of dealing will be confirmed by Party A upon written request.  Barclays is regulated by the Financial Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation.  Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you.  This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless Party B requests such a copy.

For and on behalf of: BARCLAYS BANK PLC

For and on behalf of:

LASALLE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2

/s/ Shain Kalmanowitz Name: Shain Kalmanowitz Title: Authorized Signatory Date: February 28, 2007	/s/ Andy Streepey Name: Andy Streepey Title: Assistant Vice President Date: February 28, 2007

SCHEDULE I

(All such dates subject to No Adjustment with respect to Fixed Rate Payer Period End Dates and adjustment in accordance with the Following Business Day Convention with respect to Floating Rate Payer Period End Dates)

From and including	To but excluding	Notional Amount (USD)
2/28/2007	3/25/2007	371,963,790
3/25/2007	4/25/2007	366,851,648
4/25/2007	5/25/2007	360,801,616
5/25/2007	6/25/2007	353,839,865
6/25/2007	7/25/2007	346,010,660
7/25/2007	8/25/2007	337,465,179
8/25/2007	9/25/2007	328,334,054
9/25/2007	10/25/2007	318,797,760
10/25/2007	11/25/2007	309,068,100
11/25/2007	12/25/2007	299,559,728
12/25/2007	1/25/2008	290,388,162
1/25/2008	2/25/2008	281,643,468
2/25/2008	3/25/2008	273,287,648
3/25/2008	4/25/2008	265,308,229
4/25/2008	5/25/2008	257,642,999
5/25/2008	6/25/2008	250,155,233
6/25/2008	7/25/2008	242,695,307
7/25/2008	8/25/2008	234,879,278
8/25/2008	9/25/2008	226,477,053
9/25/2008	10/25/2008	216,471,048
10/25/2008	11/25/2008	206,720,495
11/25/2008	12/25/2008	197,424,832
12/25/2008	1/25/2009	189,400,489
1/25/2009	2/25/2009	182,648,132
2/25/2009	3/25/2009	177,534,112
3/25/2009	4/25/2009	173,142,286
4/25/2009	5/25/2009	169,331,552
5/25/2009	6/25/2009	165,736,351
6/25/2009	7/25/2009	162,338,715
7/25/2009	8/25/2009	159,127,414
8/25/2009	9/25/2009	156,091,773
9/25/2009	10/25/2009	153,506,430
10/25/2009	11/25/2009	153,506,430
11/25/2009	12/25/2009	153,506,430
12/25/2009	1/25/2010	153,506,430
1/25/2010	2/25/2010	153,506,430
2/25/2010	3/25/2010	152,470,249
3/25/2010	4/25/2010	146,912,849
4/25/2010	5/25/2010	141,558,992
5/25/2010	6/25/2010	136,401,122
6/25/2010	7/25/2010	131,411,922
7/25/2010	8/25/2010	126,625,727
8/25/2010	9/25/2010	122,014,456
9/25/2010	10/25/2010	117,467,877
10/25/2010	11/25/2010	113,153,344
11/25/2010	12/25/2010	108,975,705
12/25/2010	1/25/2011	105,013,461
1/25/2011	2/25/2011	101,188,948
2/25/2011	3/25/2011	97,166,529
3/25/2011	4/25/2011	93,642,404
4/25/2011	5/25/2011	90,245,949
5/25/2011	6/25/2011	0

Annex A

Paragraph 13 of the Credit Support Annex

ANNEX A

ISDA®

CREDIT SUPPORT ANNEX

to the Schedule to the

ISDA Master Agreement

dated as of  February 28, 2007 between

Barclays Bank PLC (hereinafter referred to as “Party A” or “Pledgor”)

and

LaSalle Bank National Association, not individually, but solely as supplemental interest trust trustee (the “Supplemental Interest Trust Trustee”) on behalf of the supplemental interest trust with respect to the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2 (the “Supplemental Interest Trust”)

 (hereinafter referred to as “Party B” or “Secured Party”).

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated February 28, 2007, between Party A and Party B, Reference Number 1617588B.

Paragraph 13.  Elections and Variables.

(a)

Security Interest for “Obligations”.  The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: not applicable.

With respect to Party B: not applicable.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)

“Delivery Amount” has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” and inserting in lieu thereof the words “not later than the close of business on each Valuation Date” and (II) by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” and inserting in lieu thereof the following:

The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of

(1)

the amount by which (a) the S&P/Fitch/DBRS Credit Support Amount for such Valuation Date exceeds (b) the S&P/Fitch/DBRS Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

(2)

the amount by which (a) the Moody’s First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

(3)

the amount by which (a) the Moody’s Second Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

(B)

“Return Amount” has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” and inserting in lieu thereof the following:

The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of

(1)

the amount by which (a) the S&P/Fitch/DBRS Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P/Fitch/DBRS Credit Support Amount for such Valuation Date,

(2)

the amount by which (a) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s First Trigger Credit Support Amount for such Valuation Date, and

(3)

the amount by which (a) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Second Trigger Credit Support Amount for such Valuation Date.

(C)

“Credit Support Amount” shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P/Fitch/DBRS Credit Support Amount, the Moody’s First Trigger Credit Support Amount, or the Moody’s Second Trigger Credit Support Amount, in each case  for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)

Eligible Collateral.

On any date, the following items will qualify as “Eligible Collateral” (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

Collateral	S&P/Fitch/DBRS Valuation Percentage	Moody’s First Trigger Valuation Percentage	Moody’s Second Trigger Valuation Percentage
(A) Cash	100%	100%	100%
(B) Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.5%	100%	100%
(C) Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years	91.0%	100%	94%
(D) Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years	88.0%	100%	88%

Notwithstanding the Valuation Percentages set forth in the preceding table, upon the first Transfer of Eligible Collateral under this Annex, the Pledgor may, at the Pledgor’s expense, agree the Valuation Percentages in relation to (B) through (D) above with the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates), and upon such agreement (as evidenced in writing), such Valuation Percentages shall supersede those set forth in the preceding table.

(iii)

Other Eligible Support.

The following items will qualify as “Other Eligible Support” for the party specified:

Not applicable.

(iv)

Threshold.

(A)

“Independent Amount” means zero with respect to Party A and Party B.

(B)

“Threshold” means, with respect to Party A and any Valuation Date, zero if (i) a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed, or (ii) a Required Ratings Downgrade Event has occurred and is continuing; otherwise, infinity.

“Threshold” means, with respect to Party B and any Valuation Date, infinity.

(C)

“Minimum Transfer Amount” means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance of the Certificates and the aggregate principal balance of the Notes rated by S&P is at the time of any transfer less than USD 50,000,000, the “Minimum Transfer Amount” shall be USD 50,000.

(D)

Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000; provided, that if the Return Amount is equal to all Posted Credit Support held by the Secured Party, the Return  Amount will not be rounded.

(c)

Valuation and Timing.

(i)

“Valuation Agent” means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.  All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

(ii)

“Valuation Date” means each Local Business Day.

(iii)

“Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.  The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed).”

(iv)

“Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

(v)

External Verification.  Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which neither Party A (nor, to the extent applicable, its Credit Support Provider) has a long-term unsubordinated and unsecured debt rating of at least “BBB+” from S&P, the Valuation Agent shall (A) calculate the Secured Party’s Exposure and the S&P Value of Posted Credit Suppport on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Suport; such verification of the Secured Party’s Exposure shall be based on the higher of the two external marks.  Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period.  The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B.  The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party’s Exposure based on the greater of the Valuation Agent’s internal marks and the external marks received.  If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

(vi)

Notice to S&P.  At any time at which neither Party A (nor, to the extent applicable, its Credit Support Provider) has a long-term unsubordinated and unsecured debt rating of at least “BBB+” from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party’s Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date.  The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d)

Conditions Precedent and Secured Party’s Rights and Remedies.  The following Termination Events will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):  With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party.  With respect to Party B: None.

(e)

Substitution.

(i)

“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)

Consent.  If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)

Dispute Resolution.

(i)

“Resolution Time” means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)

Value.  Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P/Fitch/DBRS Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

(iii)

Alternative.  The provisions of Paragraph 5 will apply.

(g)

Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodians.  Party B is not and will not be entitled to hold Posted Collateral.  Party B’s Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

Party B may appoint as Custodian (A) the entity then serving as [Trustee] or (B) any entity other than the entity then serving as Supplmental Interest Trust Trustee if such other entity (or, to the extent applicable, its parent company or credit support provider) shall then have a short-term unsecured and unsubordinated debt rating from S&P of at least “A-1.”

Initially, the Custodian for Party B is: The Supplemental Interest Trust Trustee.

(ii)

Use of Posted Collateral.  The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)

Distributions and Interest Amount.

(i)

Interest Rate.  The “Interest Rate” will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian.  Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable within two Local Business Days of demand) [Permitted Investments] rated at least (x) AAAm or AAAm-G by S&P and (y) Prime-1 by Moody’s or Aaa by Moody’s, as directed by Party A (unless (x) an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party or (y) an Early Termination Date has been designated, in which case such investment shall be held uninvested).  Gains and losses incurred in respect of any investment of Posted Collateral in the form of Cash in [Permitted Investments] as directed by Party A shall be for the account of Party A.

(ii)

Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii)

Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)

Additional Representation(s).  There are no additional representations by either party.

(j)

Other Eligible Support and Other Posted Support.

(i)

“Value” with respect to Other Eligible Support and Other Posted Support means:  not applicable.

(ii)

“Transfer” with respect to Other Eligible Support and Other Posted Support means:  not applicable.

(k)

Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

If to Party A:

5 The North Colonnade
Canary Wharf
London  E14 4BB, England
Attention:

Swaps Documentation
Facsimile No.:

0207-773-6857/6858
Telephone No.:

0207-773-6915/6904

with a copy to:

General Counsel’s Office
200 Park Avenue
New York, NY  10166

Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

If to Party B: As set forth in the Agreement

(l)

Address for Transfers.  Each Transfer hereunder shall be made to the address [specified below or to an address] specified in writing from time to time by the party to which such Transfer will be made.

Party A account details:

Correspondent: BARCLAYS BANK PLC NEW YORK

FEED: 026002574

Beneficiary:  BARCLAYS SWAPS

Beneficiary Account: 050-01922-8

Party B account details:

As set forth in the Agreement

(m)

Other Provisions.

(i)

Collateral Account.  Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

(ii)

Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)

Calculation of Value.  Paragraph 4(c) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P/Fitch/DBRS Value, Moody’s First Trigger Value, Moody’s Second Trigger Value”.  Paragraph 4(d)(ii) is hereby amended by (A) deleting the words “a Value” and inserting in lieu thereof “an S&P/Fitch/DBRS Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value” and (B) deleting the words “the Value” and inserting in lieu thereof “S&P/Fitch/DBRS Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.  Paragraph 5 (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P/Fitch/DBRS Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value”.  Paragraph 5(i) (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P/Fitch/DBRS Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.  Paragraph 5(i)(C) is hereby amended by deleting the word “the Value, if” and inserting in lieu thereof “any one or more of the S&P/Fitch/DBRS Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value, as may be”.  Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words “the Value” and inserting in lieu thereof “any one or more of the S&P/Fitch/DBRS Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value” and (2) deleting the second instance of the words “the Value” and inserting in lieu thereof “such disputed S&P/Fitch/DBRS Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value”.  Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word “Value” and inserting in lieu thereof “least of the S&P/Fitch/DBRS Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.

(iv)

Form of Annex.  Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

(v)

Events of Default.  Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.  Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days, and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(vi)

Expenses.  Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)

Withholding.  Paragraph 6(d)(ii) is hereby amended by inserting immediately after “the Interest Amount” in the fourth line thereof  the words “less any applicable withholding taxes.”

 (viii)

Additional Definitions.  As used in this Annex:

“Collateral Event” means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

“Exposure” has the meaning specified in Paragraph 12, except that after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)” shall be inserted.

“Local Business Day” means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

“Moody’s First Trigger Additional Collateralized Amount” means, with respect to any Transaction and any Valuation Date, the product of the applicable Moody’s First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

 “Moody’s First Trigger Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Ratings Threshold.

“Moody’s First Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)

(A)

for any Valuation Date on which (I) a Moody’s First Trigger Ratings Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days,  an amount equal to the greater of (a) zero and (b) the sum of (i) the Secured Party’s Exposure for such Valuation Date and (ii) the aggregate of Moody’s First Trigger Additional Collateralized Amounts for all Transactions; or

(B)

for any other Valuation Date, zero, over

(II)

the Threshold for Party A for such Valuation Date.

“Moody’s First Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s Second Trigger Additional Collateralized Amount” means, with respect to any Transaction and any Valuation Date, (A) if such Transaction is not a Transaction-Specific Hedge, the product of the applicable Moody’s Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date and (B) if such Transaction is a Transaction-Specific Hedge, the product of the applicable Moody’s Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

“Moody’s Second Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)

(A)

for any Valuation Date on which it is the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates, and (c) the sum of (x) the Secured Party’s Exposure for such Valuation Date and (y) the aggregate of Moody’s Second Trigger Additional Collateralized Amounts for all Transactions; or

(B)

for any other Valuation Date, zero, over

(II)

the Threshold for Party A for such Valuation Date.

 “Moody’s Second Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Next Payment” means, in respect of the Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

“Next Payment Date” means the date on which the next scheduled payment under any Transaction is due to be paid.

 “Pricing Sources” means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

“Remaining Weighted Average Maturity” means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

“S&P/Fitch/DBRS Approved Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to [the S&P Approved Ratings Threshold, the Fitch Approved Ratings Threshold and the DBRS Approved Ratings Threshold].

“S&P/Fitch/DBRS Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)

(A)

for any Valuation Date on which (i) a S&P/Fitch/DBRS Approved Ratings Downgrade Event has occurred and been continuing for at least 30 days, or (ii) a S&P/Fitch/DBRS Required Ratings Downgrade Event has occurred and is continuing, an amount equal to the sum of (1) 100.0% of the Secured Party’s Exposure for such Valuation Date and (2) the sum, for each Transaction to which this Annex relates, of the product of the Volatility Buffer for such Transaction and the Notional Amount of such Transaction for the Calculation Period of such Transaction (each as defined in the related Confirmation) which includes such Valuation Date, or

(B)

for any other Valuation Date, zero, over

(II)

the Threshold for Party A for such Valuation Date.

"S&P/Fitch/DBRS Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings at least equal to the S&P Required Ratings Threshold, the Fitch Required Ratings Threshold and the DBRS Required Ratings Threshold.

“S&P/Fitch/DBRSValue” means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P/Fitch/DBRS Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

“Transaction-Specific Hedge” means any Transaction that is (i) an interest rate swap in respect of which (x) the notional amount of the interest rate swap is “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction, (ii) an interest rate cap, (iii) an interest rate floor or (iv) an interest rate swaption.

“Valuation Percentage” shall mean, for purposes of determining the S&P/Fitch/DBRS Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value with respect to  any Eligible Collateral or Posted Collateral, the applicable S&P/Fitch/DBRS Valuation Percentage, Moody’s First Trigger Valuation Percentage, or Moody’s Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

“Value” shall mean, in respect of any date, the related S&P/Fitch/DBRS Value, the related Moody’s First Trigger Value, and the related Moody’s Second Trigger Value.

“Volatility Buffer” means, for any Transaction, the related percentage set forth in the following table.

The higher of the S&P credit rating of (i) Party A and (ii) the Credit Support Provider of Party A, if applicable	Remaining Weighted Average Maturity of such Transaction up to 3 years	Remaining Weighted Average Maturity of such Transaction up to 5 years	Remaining Weighted Average Maturity of such Transaction up to 10 years	Remaining Weighted Average Maturity of such Transaction up to 30 years
“A-2” or higher	2.75%	3.25%	4.00%	4.75%
“A-3”	3.25%	4.00%	5.00%	6.25%
“BB+” or lower	3.50%	4.50%	6.75%	7.50%

[Remainder of this page intentionally left blank]

Table 1

Moody’s First Trigger Factor

Remaining Weighted Average Life of Hedge in Years	Daily Collateral Posting
1 or less	0.15%
More than 1 but not more than 2	0.30%
More than 2 but not more than 3	0.40%
More than 3 but not more than 4	0.60%
More than 4 but not more than 5	0.70%
More than 5 but not more than 6	0.80%
More than 6 but not more than 7	1.00%
More than 7 but not more than 8	1.10%
More than 8 but not more than 9	1.20%
More than 9 but not more than 10	1.30%
More than 10 but not more than 11	1.40%
More than 11 but not more than 12	1.50%
More than 12 but not more than 13	1.60%
More than 13 but not more than 14	1.70%
More than 14 but not more than 15	1.80%
More than 15 but not more than 16	1.90%
More than 16 but not more than 17	2.00%
More than 17 but not more than 18	2.00%
More than 18 but not more than 19	2.00%
More than 19 but not more than 20	2.00%
More than 20 but not more than 21	2.00%
More than 21 but not more than 22	2.00%
More than 22 but not more than 23	2.00%
More than 23 but not more than 24	2.00%
More than 24 but not more than 25	2.00%
More than 25 but not more than 26	2.00%
More than 26 but not more than 27	2.00%
More than 27 but not more than 28	2.00%
More than 28 but not more than 29	2.00%
More than 29	2.00%

Table 2

Moody’s Second Trigger Factor for Interest Rate Swaps with Fixed Notional Amounts

Remaining Weighted Average Life of Hedge in Years	Daily Collateral Posting
1 or less	0.50%
More than 1 but not more than 2	1.00%
More than 2 but not more than 3	1.50%
More than 3 but not more than 4	1.90%
More than 4 but not more than 5	2.40%
More than 5 but not more than 6	2.80%
More than 6 but not more than 7	3.20%
More than 7 but not more than 8	3.60%
More than 8 but not more than 9	4.00%
More than 9 but not more than 10	4.40%
More than 10 but not more than 11	4.70%
More than 11 but not more than 12	5.00%
More than 12 but not more than 13	5.40%
More than 13 but not more than 14	5.70%
More than 14 but not more than 15	6.00%
More than 15 but not more than 16	6.30%
More than 16 but not more than 17	6.60%
More than 17 but not more than 18	6.90%
More than 18 but not more than 19	7.20%
More than 19 but not more than 20	7.50%
More than 20 but not more than 21	7.80%
More than 21 but not more than 22	8.00%
More than 22 but not more than 23	8.00%
More than 23 but not more than 24	8.00%
More than 24 but not more than 25	8.00%
More than 25 but not more than 26	8.00%
More than 26 but not more than 27	8.00%
More than 27 but not more than 28	8.00%
More than 28 but not more than 29	8.00%
More than 29	8.00%

Table 3

Moody’s Second Trigger Factor for Transaction-Specific Hedges

Remaining Weighted Average Life of Hedge in Years	Daily Collateral Posting
1 or less	0.65%
More than 1 but not more than 2	1.30%
More than 2 but not more than 3	1.90%
More than 3 but not more than 4	2.50%
More than 4 but not more than 5	3.10%
More than 5 but not more than 6	3.60%
More than 6 but not more than 7	4.20%
More than 7 but not more than 8	4.70%
More than 8 but not more than 9	5.20%
More than 9 but not more than 10	5.70%
More than 10 but not more than 11	6.10%
More than 11 but not more than 12	6.50%
More than 12 but not more than 13	7.00%
More than 13 but not more than 14	7.40%
More than 14 but not more than 15	7.80%
More than 15 but not more than 16	8.20%
More than 16 but not more than 17	8.60%
More than 17 but not more than 18	9.00%
More than 18 but not more than 19	9.40%
More than 19 but not more than 20	9.70%
More than 20 but not more than 21	10.00%
More than 21 but not more than 22	10.00%
More than 22 but not more than 23	10.00%
More than 23 but not more than 24	10.00%
More than 24 but not more than 25	10.00%
More than 25 but not more than 26	10.00%
More than 26 but not more than 27	10.00%
More than 27 but not more than 28	10.00%
More than 28 but not more than 29	10.00%
More than 29	10.00%

Annex B

Item 1115 Agreement

ITEM 1115 AGREEMENT

Item 1115 Agreement (this “Agreement”), dated as of February 28, 2007, among Credit-Based Asset Servicing and Securitization LLC (“Sponsor”), Securitized Asset Backed Receivables LLC (“Depositor”) and Barclays Bank PLC (the “Derivative Provider”).

RECITALS

WHEREAS, Depositor has filed Registration Statements on Form S-3 (each, a “Registration Statement”) with the U.S. Securities and Exchange Commission (the “Commission”) for purposes of offering mortgage-backed or asset-backed notes and/or certificates (the “Securities”) through special purpose vehicles (each, an “Issuing Entity”);

WHEREAS, from time to time, on or prior to the closing date of a securitization (the “Closing Date”) pursuant to which Securities are offered (each, a “Securitization”), the Derivative Provider may enter into certain derivative agreements with the Issuing Entity (or a trustee or securities or swap administrator or other person acting in a similar capacity in connection with such Securitization (each, an “Administrator”)), or the Derivative Provider may enter into certain derivative agreements with Sponsor or an affiliate of the Sponsor and such derivative agreements are assigned to the Issuing Entity or Administrator (each, in either case, a “Derivative Agreement”), in each case with respect to such Securitization;

WHEREAS, the Derivative Provider agrees and acknowledges that the Depositor and Sponsor are required under Regulation AB (as defined herein) to disclose certain financial data and/or financial statements with respect to the Derivative Provider, depending on the applicable “significance percentage” for each Derivative Agreement as calculated from time to time in accordance with Item 1115 of Regulation AB;

WHEREAS, the Sponsor, on behalf of itself and each Issuing Entity through which it effects Securitizations, the Depositor and the Derivative Provider, desire to set forth certain rights and obligations with regard to financial data and/or financial statements and other information which the Depositor and Sponsor may be required to disclose in accordance with Regulation AB (as defined herein) and certain related matters.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.

Definitions.

Additional Termination Event:  With respect to any Derivative Agreement, as defined in the related Master Agreement.

Affected Party:  With respect to any Derivative Agreement, as defined in the related Master Agreement.

Company Information:  As defined in Addendum A.

Company Financial Information:  With respect to each Securitization, the financial data described in Item 1115(b)(1) of Regulation AB or the financial statements described in Item 1115(b)(2) of Regulation AB, in either case with respect to the Derivative Provider and any affiliated entities providing derivative instruments to the related Issuing Entity and/or Administrator.

GAAP:  As defined in Section 3(a)(ii).

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Exchange Act Reports:  With respect to an Issuing Entity, all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K and any amendments thereto, required to be filed by Depositor with respect to such Issuing Entity pursuant to the Exchange Act.

Free Writing Prospectus: With respect to each Securitization, the free writing prospectus or prospectuses prepared in connection with the public offering and sale of the related Securities and used to price such Securities.

Master Agreement:  With respect to any Derivative Agreement, the ISDA Master Agreement referenced in such Derivative Agreement, together with any Schedule, Credit Support Annex and Confirmations forming a part thereof or incorporated therein, or, if no such ISDA Master Agreement exists, the ISDA Master Agreement deemed to apply to such Derivative Agreement pursuant to its terms, together with any Schedule, Credit Support Annex and Confirmations deemed to form a part thereof or to be incorporated therein.

Prospectus Supplement:  With respect to each Securitization, the prospectus supplement prepared in connection with the public offering and sale of the related Securities.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.

Information to be Provided by the Derivative Provider.

(a)

Prior to printing the Free Writing Prospectus and/or Prospectus Supplement relating to each Securitization, the Derivative Provider, at its own expense, shall:

(i)

provide to the Depositor such information as is reasonably requested by the Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB or the Securities Act in respect of such Securitization, which information shall include, at a minimum:

(A)

the Derivative Provider’s legal name (and any d/b/a),

(B)

the organizational form of the Derivative Provider,

(C)

a description of the general character of the business of the Derivative Provider,

(D)

a description of any affiliation or relationship (as set forth in Item 1119(a)) between the Derivative Provider and any of the following parties:

(1)

the Sponsor (or any other sponsor identified to the Derivative Provider by Sponsor),

(2)

the Depositor,

(3)

the Issuing Entity,

(4)

the servicer (or other person acting in a similar capacity) identified to the Derivative Provider by Sponsor,

(5)

the trustee (or other person acting in a similar capacity) identified to the Derivative Provider by Sponsor,

(6)

any originator identified to the Derivative Provider by the Sponsor,

(7)

any enhancement or support provider identified to the Derivative Provider by the Sponsor, and

(8)

any other material Securitization party identified to the Derivative Provider by the Sponsor;

(E)

any other information that is material or otherwise required for the purpose of compliance (as determined by the Depositor in its sole discretion, acting in good faith and in a commercially reasonably manner) with Item 1115 of Regulation AB; and

(ii)

if reasonably requested by the Depositor for the purpose of compliance with Item 1115(b) of Regulation AB with respect to such Securitization, provide to the Depositor the Company Financial Information described in Item 1115(b)(1) of Regulation AB or Item 1115(b)(2) of Regulation AB (as specified by the Depositor).

(b)

Following the Closing Date with respect to each Securitization:

(i)

for so long as the Depositor is required to file Exchange Act Reports in respect of the related Issuing Entity, the Derivative Provider, at its own expense, shall no later than the 25th calendar day of each month, notify the Depositor in writing of any known material affiliations or relationships that develop following the Closing Date between the Derivative Provider and any of the parties specified in Section 2(a)(i)(D) (and any other parties identified in writing by the Depositor), and provide to the Depositor a description of such affiliations or relationships;

(ii)

if, on any Business Day for so long as the Depositor is required to file Exchange Act Reports in respect of the related Issuing Entity, the Depositor provides written notice to the Derivative Provider that the “significance percentage” for any Derivative Agreement relating to such Securitization (calculated separately or in the aggregate with other Derivative Agreements for such Securitization, such aggregation as determined by the Depositor in its sole discretion), is (x) 10% or more (but less than 20%) or (y) 20% or more, in each case based on a reasonable good-faith determination by the Depositor of the “significance percentage” in accordance with Item 1115 of Regulation AB (the providing of such notice, a “Derivative Disclosure Event”), the Derivative Provider, at its own expense, shall:

(A)

provide to the Depositor the Company Financial Information described in (x) Item 1115(b)(1) of Regulation AB or (y) Item 1115(b)(2) of Regulation AB, respectively,

(B)

with respect to each Derivative Agreement entered into in connection with such Securitization, cause another entity to replace the Derivative Provider as a party to such Derivative Agreement or, if such replacement cannot be effected, to enter into a replacement derivative agreement on terms substantially identical to such Derivative Agreement (as determined by the Depositor in its sole discretion), which entity (1) meets or exceeds (or a guarantor, as applicable, for such entity meets or exceeds) any rating agency criteria set forth in, or otherwise applicable to, such Derivative Agreement (as determined by the Depositor in its sole discretion), (2) has entered into an agreement with Sponsor and Depositor substantially in the form of this Agreement, (3) has agreed to comply with the immediately preceding clause (A) and Section 2(b)(iii), and (4) has been approved by the Depositor (which approval shall not be unreasonably withheld),

(C)

obtain a guaranty of the Derivative Provider’s obligations under the Derivative Agreement from an affiliate of the Derivative Provider, which affiliate (1) meets or exceeds any rating agency criteria set forth in, or otherwise applicable to, such Derivative Agreement (as determined by the Depositor in its sole discretion), (2) has entered into an agreement with the Sponsor and Depositor substantially in the form of this Agreement, (3) has agreed to comply with the immediately preceding clause (A) and Section 2(b)(iii) such that the information provided in respect of such affiliate will satisfy any requirements under Item 1115 of Regulation AB that are applicable to the Derivative Provider (as determined by the Depositor in its sole discretion), and (4) has been approved by the Depositor (which approval shall not be unreasonably withheld), or

(D)

post collateral in an amount sufficient to reduce the “significance percentage” for purposes of Item 1115 of Regulation AB with respect to any Derivative Agreement relating to such Securitization, calculated separately or in the aggregate with other Derivative Agreements for such Securitization (such aggregation and calculation of the “significance percentage” as determined by the Depositor in its sole discretion) (1) to 5% if the Depositor has notified the Derivative Provider that the “significance percentage” is 10% or more (but less than 20%) or (2) to 15% if the Depositor has notified the Derivative Provider that the “significance percentage” is 20% or more; and

(iii)

for so long (A) as the Depositor is required to file Exchange Act Reports in respect of the related Issuing Entity and (B) the “significance percentage” for any Derivative Agreement relating to such Securitization (calculated separately or in the aggregate with other Derivative Agreements for such Securitization) is (x) 10% or more (but less than 20%) or (y) 20% or more, in each case based on a reasonable good-faith determination by the Depositor of the significance percentage in accordance with Item 1115 of Regulation AB, if the Derivative Provider has provided Company Financial Information to the Depositor pursuant to Section 2(a)(ii) or Section 2(b)(ii), the Derivative Provider, at its own expense, shall within five (5) days of the release of any updated Company Financial Information, provide to the Depositor such updated Company Financial Information.

(c)

The Derivative Provider shall provide all Company Financial Information provided pursuant to this Section 2 in Microsoft Word® format, Microsoft Excel® format or another format suitable for conversion to the format required for filing by the Depositor with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR) (for avoidance of doubt, Company Financial Information shall not be provided in .pdf format); alternatively, if permitted by Regulation AB (as determined by the Sponsor in its sole discretion), the Derivative Provider may provide such Company Financial Information by providing to the Depositor written consent to incorporate by reference in Exchange Act Reports of the Depositor such Company Financial Information from reports filed by the Derivative Provider pursuant to the Exchange Act.  In addition, the Derivative Provider shall also provide Company Financial Information provided pursuant to Section 2(a)(ii) in a format appropriate for use in the related Free Writing Prospectus and Prospectus Supplement.  If any Company Financial Information provided pursuant to this Section 2 has been audited, the Derivative Provider shall cause its outside accounting firm to provide to the Depositor such accounting firm’s written consent to the filing or incorporation by reference in the Exchange Act Reports of the Depositor of such accounting firm’s report relating to its audits of such Company Financial Information.  If any Company Financial Information provided pursuant to this Section 2 has not been audited, the Derivative Provider shall provide to the Depositor an appropriate agreed-upon procedures letter from the Derivative Provider’s outside accounting firm in respect of such Company Financial Information.

Section 3.

Representations and Warranties of the Derivative Provider.

The Derivative Provider represents and warrants to the Depositor, as of the date on which the Derivative Provider first provides Company Financial Information to the Depositor under Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii), that, except as disclosed in writing to the Depositor prior to such date:

(a)

the outside accounting firm that certifies the financial statements and supporting schedules included in Company Financial Information, or which provides a procedures letter with respect to such Company Financial Information, (as applicable) is an independent registered public accounting firm as required by the Securities Act;

(b)

the selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Derivative Provider;

(c)

the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Derivative Provider and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein; and

(d)

the Company Financial Information and other Company Information included in any Free Writing Prospectus or Prospectus Supplement or referenced via a website link or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 4.

Third Party Beneficiaries.

The Derivative Provider agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each Issuing Entity or Administrator that is a party to a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 5.

Indemnification.

The Derivative Provider indemnification set forth in Addendum A hereto is incorporated by reference herein.

Section 6.

Additional Termination Events.

(a)

(i) Any breach by the Derivative Provider of a representation or warranty set forth in Section 3 to the extent made as of a date prior to a Closing Date, which is not cured by such Closing Date (or, in the case of information required under Section 2(a), the date of printing of the Free Writing Prospectus or Prospectus Supplement, as applicable), or (ii) any breach by the Derivative Provider of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such Closing Date, or (iii) any failure by the Derivative Provider to comply with the requirements of Section 2(a), Section 2(b(ii) or so much of Section 2(b)(iii) as relates to Section 2(a) or 2(b)(ii), shall immediately and automatically, without notice, constitute an Additional Termination Event under each Derivative Agreement, with respect to which the Derivative Provider shall be the sole Affected Party.

(b)

Any failure of the Derivative Provider to satisfy the requirements of Section 2(b)(ii) within five (5) business days of any Derivative Disclosure Event shall constitute an Additional Termination Event under each Derivative Agreement, which respect to which the Derivative Provider shall be the sole Affected Party.

(c)

Following a termination of a Derivative Agreement resulting from an Additional Termination Event set forth in this Section 6, a termination payment (if any) shall be payable under such Derivative Agreement by the applicable party as determined under Section 6(e)(ii) of the related Master Agreement, with Market Quotation and Second Method being the applicable method for determining such termination payment (notwithstanding anything in such Derivative Agreement to the contrary).

(d)

In the event that a replacement entity or replacement derivative agreement has been secured in accordance with Section 2(b)(ii)(B), or a guarantor has been secured in accordance with Section 2(b)(ii)(C), the Derivative Provider shall promptly reimburse the Issuing Entity for all reasonable incidental expenses incurred by the Issuing Entity in connection with the replacement of the Derivative Provider or Derivative Agreement or addition of such guarantor.  The provisions of this paragraph shall not limit whatever rights the Issuing Entity may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 7.

Miscellaneous.

(a)

Construction.  Throughout this Agreement, as the context requires, (i) the singular tense and number includes the plural, and the plural tense and number includes the singular, (ii) the past tense includes the present, and the present tense includes the past, and (iii) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

(b)

Assignment.  No party to this Agreement may assign its rights under this Agreement without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

(c)

Notices.  All notices and other communications hereunder will be in writing (including by facsimile) and effective only upon receipt, and, if sent to the Derivative Provider will be mailed or delivered to Barclays Bank PLC, 200 Park Avenue, New York, New York 10166, Telephone: (212) 412-2812, Attn: Michael Wade, if sent to the Sponsor will be mailed or delivered to Credit-Based Asset Servicing and Securitization LLC, 335 Madison Avenue, 19th Floor, New York, New York 10017, Fax: (212) 850-7762, Attn: General Counsel, and if sent to the Depositor will be mailed or delivered to Securitized Asset Backed Receivables LLC, 200 Park Avenue, New York, New York 10166, Telephone (212) 412-5271, Attn: Paul Menefee.

(d)

Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(e)

Additional Documents.  Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

(f)

Amendment and Waiver.  This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

(g)

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

(h)

Severability.  Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

(i)

Integration.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

By:

/s/ David A. Chin

Name: David A. Chin

Title: Vice President

SECURITIZED ASSET BACKED RECEIVABLES LLC

By:

/s/ Michael Wade

Name: Michael Wade

Title: Managing Director

BARCLAYS BANK PLC

By:

/s/ Craig Orchant

Name: Craig Orchant

Title: Managing Director

Addendum A

[ON FILE WITH MCKEE NELSON LLP]